UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2005 (September 19, 2005)

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

(615) 665-1122 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index

Ex-10.1 1996 Stock Incentive Plan, as amended

Ex-10.2 Amended and Restated 2001 Stock Option Plan

Item 1.01 Entry into a Material Definitive Agreement.

      On September 19, 2005, the Company’s Board of Directors amended the definition of early retirement in the Company’s 1996 Stock Incentive Plan and the Company’s Amended and Restated 2001 Stock Option Plan. A copy of each plan, as amended, is attached as Exhibit 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 10.1	1996 Stock Incentive Plan, as amended
Exhibit 10.2	Amended and Restated 2001 Stock Option Plan

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: September 22, 2005

Exhibit Index

Exhibit No.	Description
10.1	1996 Stock Incentive Plan, as amended
10.2	Amended and Restated 2001 Stock Option Plan